SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 20, 2001
                                                         ---------------

                             First Union Corporation
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             (Exact name of registrant as specified in its charter)

        North Carolina             1-10000                      56-0898180
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(State or other jurisdiction     (Commission                   (IRS Employer
      of incorporation)          File Number)                Identification No.)

                        One First Union Center
                      Charlotte, North Carolina                      28288-0013
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         (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code          (704) 374-6565
                                                  ------------------------------


(Former name or former address, if changed since last report.)

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Item 5. Other Events.

         As previously reported by First Union Corporation ("First Union") in its Current Report on Form 8-K, dated July 20, 2001, on July 20, 2001, the North Carolina Business Court rendered an order and opinion (the "Court Opinion") in connection with certain litigation relating to the Agreement and Plan of Merger, dated as of April 15, 2001 and amended and restated (the "Merger Agreement"), between First Union and Wachovia Corporation ("Wachovia"). In summary, the Court Opinion upholds the stock option agreements entered into by First Union and Wachovia in connection with the Merger Agreement. It also held that North Carolina law requires that Wachovia's board of directors have the ability (but not the obligation) to terminate the Merger Agreement if the Wachovia shareholders vote against the Merger Agreement (without the board having to wait until the January 16, 2002 date provided for in the Merger Agreement). In accordance with the Court Opinion, we have chosen to amend the Merger Agreement to provide such a right expressly. The Merger Agreement amendment (the "Amendment") and the Court Opinion are attached hereto as Exhibit 2.1 and
Exhibit 99, respectively, and are incorporated into this Item 5 by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits.

         2.1   The Amendment.

          99 The Court Opinion (incorporated by reference to Exhibit 99(b) to First Union's Current Report on Form 8-K dated July 20, 2001).

   *                                  *                                  *

         This Current Report on Form 8-K (including information included or incorporated by reference herein), and any statements made by First Union in the conference call, may contain, among other things, certain forward-looking statements with respect to each of First Union, Wachovia and the combined company following the proposed merger between First Union and Wachovia (the "Merger"), as well as the goals, plans, objectives, intentions, expectations, financial condition, results of operations, future performance and business of First Union and/or the combined company, including, without limitation, (i) statements relating to the benefits of the Merger, including future financial and operating results, cost savings, enhanced revenues, and the accretion to reported earnings that may be realized from the Merger, (ii) statements regarding certain of First Union's and/or the combined company's goals and expectations with respect to earnings, earnings per share, revenue, expenses, and the growth rate in such items, as well as other measures of economic performance, including statements relating to estimates of credit quality trends, and (iii) statements preceded by, followed by or that include the words "may", "could", "would", "should", "believes", "expects", "anticipates", "estimates", "intends", "plans", "targets" "probably", "potentially", "projects" or similar expressions. These forward-looking

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statements  involve certain risks and  uncertainties  that are subject to change based on various factors (many of which are beyond First Union's control). The following factors, among others, could cause First Union's and/or the combined company's financial performance to differ materially from the goals, plans, objectives, intentions, and expectations expressed in such forward-looking statements: (1) the risk that the businesses of First Union and Wachovia will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (2) expected revenue synergies and cost savings from the Merger may not be fully realized or realized within the expected time frame; (3) revenues following the Merger may be lower than expected; (4) deposit attrition, operating costs, customer loss and business disruption following the Merger, including, without limitation, difficulties in maintaining relationships with employees, may be greater than expected; (5) the ability to obtain governmental approvals of the Merger on the proposed terms and schedule; (6) the failure of First Union's and Wachovia's stockholders to approve the Merger; (7) the strength of the United States economy in general and the strength of the local economies in which First Union and/or the combined company conducts operations may be different than expected resulting in, among other things, a deterioration in credit quality or a reduced demand for credit, including the resultant effect on First Union's and/or the combined company's loan portfolio and allowance for loan losses; (8) the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; (9) inflation, interest rate, market and monetary fluctuations; (10) adverse conditions in the stock market, the public debt market and other capital markets (including changes in interest rate conditions) and the impact of such conditions on First Union's and/or the combined company's capital markets and capital management activities, including, without limitation, its mergers and acquisition advisory business, equity and debt underwriting activities, private equity investment activities, derivative securities activities, investment and wealth management advisory businesses, and brokerage activities; (11) the timely development of competitive new products and services and the acceptance of these products and services by new and existing customers; (12) the willingness of customers to accept third party products marketed by First Union and/or the combined company;
(13) the willingness of customers to substitute competitors' products and services for First Union's and/or the combined company's products and services and vice versa; (14) the impact of changes in financial services' laws and
regulations   (including  laws  concerning   taxes,   banking,   securities  and
insurance); (15) technological changes; (16) changes in consumer spending and saving habits; (17) the effect of corporate restructurings, acquisitions and/or
dispositions,   including,  without  limitation,  the  Merger,  and  the  actual
restructuring   and  other  charges  related   thereto;   (18)  the  growth  and
profitability of First Union's and/or the combined company's noninterest or fee income being less than expected; (19) unanticipated regulatory or judicial proceedings; (20) the impact of changes in accounting policies by the Securities and Exchange Commission; (21) adverse changes in the financial performance and/or condition of First Union's and/or the combined company's borrowers which could impact the repayment of such borrowers' outstanding loans; and (22) the success of First Union and the combined company at managing the risks involved in the foregoing. Additional information with respect to factors that may cause
actual  results  to  differ   materially   from  those   contemplated   by  such
forward-looking statements is included in the reports filed by First Union with the Securities and Exchange Commission.

         First Union cautions that the foregoing list of factors is not exclusive. All subsequent written and oral forward-looking statements concerning the Merger or other matters and

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attributable  to First  Union or any person  acting on its behalf are  expressly qualified in their entirety by the cautionary statements above. First Union does not undertake any obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this Current Report on Form 8-K.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     FIRST UNION CORPORATION


       Date: July 23, 2001           By:  /s/ Robert P. Kelly
                                          --------------------------------------
                                            Name:   Robert P. Kelly
                                            Title:  Executive Vice President and
                                                    Chief Financial Officer


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                             Exhibit Index


     Exhibit No.              Description
     -----------              -----------

    2.1                       The Amendment.


     99                       The Court  Opinion  (incorporated  by reference to
                              Exhibit 99(b) to First Union's Current Report on Form 8-K dated July 20, 2001).